Annual Report

                                SCIENCE &
                                TECHNOLOGY
                                FUND

                                -----------------
                                DECEMBER 31, 1999
                                -----------------




[LOGO OF T. ROWE PRICE]

     REPORT HIGHLIGHTS
     ---------------------------------------------------------------------------
     Science & Technology Fund

 .    Technology stocks and the fund enjoyed another robust year, posting triple-digit returns for the 12 months ended December 31, 1999.

 .    Fund results for the 6- and 12-month periods far outpaced the S&P 500 but lagged the Lipper Science & Technology Fund Index because we implemented a more conservative fund profile during the fourth quarter.

 .    Our electronic commerce, semiconductor, and communications stocks were particularly strong.

 .    After the strong gains of last year, we would not be surprised to see a meaningful correction in technology stocks.


UPDATES AVAILABLE


For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Technology stocks and your fund enjoyed an extraordinary year, appreciating significantly during each quarter and generating triple-digit returns for all of 1999. While many segments of the market struggled, technology stock performance was widespread, with particular strength in the electronic commerce, semiconductor, and communications areas.

Your fund produced another year of outstanding returns, rising 101% for all of 1999 and nearly 54% for the past six months. Results easily surpassed those of the unmanaged Standard & Poor's 500 Stock Index for both periods but lagged the Lipper Science & Technology Fund Index. The shortfall versus the Lipper index was due to our comparatively conservative fund profile versus competitive funds, which impaired relative returns during the fourth quarter and the year. However, the fund surpassed both the S&P 500 and Lipper in each of the first three quarters of the year. Considering the disparity in performance between technology and other segments of the stock market, investors may want to review their current asset allocation to make sure their exposure to technology stocks is consistent with their long-term objectives.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------
Periods Ended 12/31/99                          6 Months             12 Months
--------------------------------------------------------------------------------
Science & Technology Fund                        53.64%               100.99%
S&P 500                                           7.71                 21.04
Lipper Science & Technology
Fund Index                                       67.98                113.92


CAPITAL GAIN DISTRIBUTION

Your fund's Board of Directors declared a total capital gain distribution of $10.72 per share for 1999, of which $7.40 was long term and $3.32 was short term. The distribution was paid on December 16, 1999, to shareholders of record on December 14. Your check or statement confirming the distribution was mailed in early January, and Form 1099-DIV, with complete tax information, was mailed toward month-end.

MARKET ENVIRONMENT

Fundamentals across the technology landscape improved throughout the year. Semiconductor demand rose to a level where it absorbed existing supply, accelerating revenue growth, stemming price erosion, and increasing margins for most participants. Corporations around the world adopted and implemented Internet-centric computing architectures, while communications carriers advanced the build out of their Internet infrastructures. Demand for digital wireless services remained extremely robust, driving global penetration levels higher and increasing demand for associated equipment. E-commerce went mainstream, forcing companies of all vocations and in all regions of the world to determine how to best leverage the Internet to expand revenues and streamline operations. Even the maturing PC industry stood poised to benefit from the symbiotic effect of more functional operating systems available on more powerful processors. These forces combined to accelerate revenue growth, expand profit margins, and enhance cash flow in almost every segment of the science and technology sector.

-----------------------
MARKET RETURNS WITH AND
WITHOUT TECHNOLOGY
--------------------------------------------------------------------------------
                                                                  1999 Return
                                                                    Excluding
Index                                   1999 Return                Technology
--------------------------------------------------------------------------------
S&P 500                                      21.04%                     7.10%
Nasdaq                                       85.59                      7.14
Wilshire 5000                                23.56                      7.77
Source: T. Rowe Price Associates, Inc.


Such strong sector fundamentals -- especially against the backdrop of rising interest rates and deteriorating growth and profit dynamics in most other parts of the economy -- made science and technology stocks the place to be in 1999. Quite frankly, it was almost the only place to be. As the table above illustrates, if one excluded technology, most of the major market indices provided only modest returns.

While the outstanding relative performance of technology stocks was impressive, their absolute performance was nothing short of extraordinary. As the following table illustrates, since their lows of October of 1998, technology stocks (measured by the PSE Technology Index) enjoyed their most significant period of appreciation without a correction of at least 15%. In fact, their 267% gain is more than twice the previous record posted during the 1990-1992 recovery.

--------------------------------------------------------
RECOVERIES FOLLOWING SIGNIFICANT CORRECTIONS (1983-1999)
--------------------------------------------------------------------------------

Period                                        % Decline
--------------------------------------------------------------------------------
Sept. '83 to July '84                            -37%
Feb. '85 to Oct. '85                             -27
Apr. '86 to Sept. '86                            -19
Oct. '87 to Dec. '87                             -43
July '88 to Nov. '88                             -23
--------------------------------------------------------------------------------
July '90 to Oct. '90                             -35
Jan. '92 to Oct.'92                              -24
Mar. '94 to Apr. '94                             -16
Sept. '95 to Jan. '96                            -15
May '96 to July '96                              -25
--------------------------------------------------------------------------------
Jan. '97 to Apr. '97                             -15
Oct. '97 to Dec. '97                             -22
July '98 to Oct. '98                             -30
--------------------------------------------------------------------------------

Period                                        % Recovery
--------------------------------------------------------------------------------
July '84 to Feb. '85                              34%
Oct. '85 to Apr. '86                              65
Sept. '86 to Oct. '87                             65
Dec. '87 to July '88                              36
Nov. '88 to July '90                              43
--------------------------------------------------------------------------------
Oct. '90 to Jan. '92                             107
Oct. '92 to Mar. '94                              67
Apr. '94 to Sept. '95                             97
Jan. '96 to May '96                               28
July '96 to Jan. '97                              57
--------------------------------------------------------------------------------
Apr. '97 to Oct. '97                              51
Dec. '97 to July '98                              39
Oct. '98 to Dec. '99                             267
--------------------------------------------------------------------------------
Source: T. Rowe Price Associates, Inc.

Perhaps the most remarkable aspect of the year for technology stocks was the huge expansion in valuations. The charts on pages 4 and 5 illustrate historical valuation parameters of a market-weighted universe of over 500 technology stocks across three of the most common metrics: price-to-earnings ratio, price-to-sales ratio, and price-to-EBITDA (a proxy for operating cash flow) ratio. The first set of charts shows technology stock valuations over time; the second set of charts shows historical technology stock valuations relative to the S&P 500. As you can see by the upward sloping lines, technology stock valuations are at record high levels, having increased markedly over the past two years on both an absolute and relative basis.

While we do believe that the dynamic growth opportunities and increased investor participation in the science and technology sector suggest that valuations are likely to remain above historical averages, we caution that a correction of 25%- 35% would be required just to bring valuations in line with recently established levels.

Thus, we find the environment for technology stocks in a rather precarious situation. While fundamentals are extremely strong,

3
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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


                          [NO PLOT POINTS AVAILABLE]




Source: StockVal.

4
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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------







                              [PLOT POINTS TO COME]
     the recovery has been extraordinary, valuations are at record levels, and sentiment is ebullient. Should business conditions deteriorate --even modestly and perhaps only temporarily -- the sector could experience a turbulent and substantial correction.


PORTFOLIO REVIEW

     The fund remains broadly diversified across the primary segments of the technology sector. Stocks of software, communications, and semiconductor companies each represented at least 20% of the portfolio, while hardware and information services shares accounted for the balance of fund assets. At the end of the period, reserves stood at 3%, and the fund's 25 largest holdings composed just over 72% of portfolio assets.

     During the past six months and year, fund performance was most positively affected by our holdings in the electronic commerce, semiconductor, and communications segments. Among the best performers for both periods were Internet portal leader Yahoo! and Japanese Internet conglomerate Softbank, which was up 1,144% from our original purchases last February. Among our semiconductor holdings, mixed signal vendor Analog Devices was our best overall contributor during the year, while leading programmable logic provider Xilinx was a top contributor for both the 6- and 12-month periods. In the communications arena, the fund enjoyed strong performance from data communications giant Cisco Systems and wireless leader Nokia. Other standout holdings included database leader Oracle, which finally combined its strong competitive position with the promise of accelerating profitability, and Intuit, which excelled in both the software and electronic commerce sides of its business.

While the fund had its share of underachievers

----------------------
Sector DIVERSIFICATION
--------------------------------------------------------------------------------

Reserves                      3%
Hardware                     14%
Software                     26%
Information Services         15%
Semi-conductors              20%
Communications               22%


Based on net assets as of 12/31/99.

     due to earnings shortfalls or operational missteps, significant disappointments were few and far between in a year of triple-digit gains. Accordingly, the only standout detractor was Network Associates, which fell victim to aggressive accounting and poor inventory management.

     Significant purchases during the past six months included new positions in Nortel Networks, Electronic Arts, and 3Com. Additionally, we added to existing positions in America Online, MCI WorldCom, Microsoft, and Dell Computer. Given its relatively inexpensive valuation, and also in anticipation of a stronger PC cycle in 2000, we reinitiated a position in Intel. In contrast, during the quarter we eliminated Adobe Systems, Hewlett-Packard, Amazon.com, and

     Sprint and took some profits in EMC and Oracle.


OUTLOOK

     Considering the uninterrupted surge in technology stocks during the past 15 months, nearly universal optimism, and extreme valuations, we are concerned that any erosion in near-term fundamentals could trigger a sizable correction in the sector. With this in mind, we will continue to balance our mandate to invest your money in the most promising investment opportunities within the technology arena with a healthy respect for the volatility and risk inherent in this sector. Accordingly, while remaining essentially fully invested, we have attempted to dampen the risk profile of the fund by concentrating our holdings in investments of leadership technology companies with solid economic foundation. We will reposition the fund more aggressively as the sector pulls back.

     As always, we appreciate your continued support.


     Respectfully submitted,


     /s/ Charles A. Morris

     Charles A. Morris
     President and Chairman of the Investment Advisory Committee

     January 21, 2000

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

        TWENTY-FIVE LARGEST HOLDINGS
                                                          Percent of
                                                          Net Assets
                                                            12/31/99
        -----------------------------------------------------------------------
        Oracle                                                  4.3%
        Yahoo!                                                  4.2
        Analog Devices                                          4.0
        Cisco Systems                                           3.9
        Microsoft                                               3.8
        -----------------------------------------------------------------------
        Parametric Technology                                   3.3
        Novell                                                  3.3
        MCI WorldCom                                            3.2
        Vodafone AirTouch                                       3.2
        Nokia                                                   3.1
        -----------------------------------------------------------------------
        Intuit                                                  2.9
        America Online                                          2.8
        Xilinx                                                  2.7
        Solectron                                               2.7
        Dell Computer                                           2.7
        -----------------------------------------------------------------------
        SCI Systems                                             2.7
        Sun Microsystems                                        2.4
        3Com                                                    2.3
        Maxim Integrated Products                               2.2
        Synopsys                                                2.2
        -----------------------------------------------------------------------
        BMC Software                                            2.1
        Nortel Networks                                         2.1
        Altera                                                  2.0
        First Data                                              2.0
        Softbank                                                2.0
        -----------------------------------------------------------------------
        Total                                                  72.1%

        Note: Table excludes reserves.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

        MAJOR PORTFOLIO CHANGES
        Listed in descending order of size

        6 Months Ended 12/31/99

        Ten Largest Purchases                         Ten Largest Sales
        ------------------------------------------------------------------------
        Intel *                                       Adobe Systems **
        3Com *                                        EMC
        America Online                                Lucent Technologies
        Nortel Networks *                             Hewlett-Packard **
        Yahoo!                                        Amazon.com **
        MCI WorldCom                                  America Online
        Electronic Arts *                             Intel
        Amazon.com                                    Oracle
        Microsoft                                     Sprint **
        Dell Computer                                 Sun Microsystems

         *   Position added
        **   Position eliminated

9
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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

    This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


        S&P 500 STOCK     LIPPER SCIENCE & TECHNOLOGY   SCIENCE & TECHNOLOGY
            INDEX                  FUND INDEX                  FUND

12/89      10,000                   10,000                     10,000
12/90       9,690                    9,277                      9,867
12/91      12,642                   13,451                     15,803
12/92      13,605                   14,767                     18,767
12/93      14,976                   17,993                     23,318
12/94      15,174                   19,675                     26,999
12/95      20,876                   27,261                     41,992
12/96      25,669                   31,873                     47,967
12/97      34,233                   34,371                     48,787
12/98      44,017                   50,504                     69,451
12/99      53,278                  108,038                    139,589

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


     Periods Ended 12/31/99           1 Year     3 Years     5 Years   10 Years
     ---------------------------------------------------------------------------
     Science & Technology Fund       100.99%      42.77%      38.90%     30.16%

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------------------


--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
-----------------------------------------------------------------------------------------

                                           Year
                                          Ended
                                         12/31/99  12/31/98  12/31/97  12/31/96  12/31/95
        NET ASSET VALUE
        Beginning of period               $ 37.67   $ 27.26   $ 29.71   $ 29.12   $ 21.64
        Investment activities
          Net investment income (loss)      (0.09)    (0.18)    (0.12)    (0.09)    (0.03)
          Net realized and
          unrealized gain (loss)            36.85     11.58      0.54      4.28     12.05
          Total from
          investment activities             36.76     11.40      0.42      4.19     12.02
        Distributions
          Net realized gain                (10.72)    (0.99)    (2.87)    (3.60)    (4.54)

        NET ASSET VALUE
        End of period                     $ 63.71   $ 37.67   $ 27.26   $ 29.71   $ 29.12
                                        --------------------------------------------------

        Ratios/Supplemental Data

        Total return                       100.99%    42.35%     1.71%    14.23%    55.53%
        Ratio of total expenses to
        average net assets                   0.87%     0.94%     0.94%     0.97%     1.01%
        Ratio of net investment
        income (loss) to average
        net assets                          (0.26)%   (0.61)%   (0.44)%   (0.33)%   (0.15)%
        Portfolio turnover rate             128.0%    108.9%    133.9%    125.6%    130.3%
        Net assets, end of period
        (in millions)                    $ 12,271  $  4,696  $  3,538  $  3,292  $  2,285



        Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------------
                                                                     December 31, 1999


------------------------
PORTFOLIO OF INVESTMENTS                                     Shares            Value
--------------------------------------------------------------------------------------
                                                                         In thousands
        COMMON STOCKS 96.9%

        INFORMATION SERVICES 12.1%
        E-Commerce 12.1%
        America Online *                                     4,600,000  $       347,013
        E*TRADE *                                            5,000,000          130,781
        First Data                                           5,000,000          246,563
        Softbank (JPY)                                         250,000          239,307
        Yahoo! *                                             1,200,000          519,262
                                                                        ----------------
        Total Information Services                                            1,482,926
                                                                         ----------------
        SEMICONDUCTORS 20.3%

        Semiconductors and Components 16.0%
        Altera *                                             5,000,000          247,812
        Analog Devices *                                     5,250,000          488,250
        Applied Micro Circuits *                               400,000           50,950
        Conexant Systems *                                   1,650,000          109,261
        Intel                                                2,700,000          222,159
        Maxim Integrated Products *                          5,800,000          273,506
        MIPS Technologies *                                    352,000           18,337
        Texas Instruments                                    2,250,000          217,969
        Xilinx *                                             7,400,000          336,469
                                                                        ----------------
                                                                              1,964,713
                                                                        ----------------
        Semiconductor Equipment 4.3%
        Applied Materials *                                  1,700,000          215,316
        ASM Lithography *                                    1,000,000          113,312
        Cognex *+                                            2,250,000           87,680
        KLA-Tencor *                                         1,000,000          111,344
                                                                        ----------------
                                                                                527,652
                                                                        ----------------
        Total Semiconductors                                                  2,492,365
                                                                        ----------------

        COMMUNICATIONS 21.9%

        Communication Equipment 12.3%
        3Com *                                               6,000,000          281,812
        Cisco Systems *                                      4,500,000          481,922
        Lucent Technologies                                  1,500,000          112,219

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
----------------------------------------------------------------------------------------



                                                                Shares            Value
----------------------------------------------------------------------------------------
                                                                           In thousands
        Nokia ADR                                            2,000,000  $       380,000
        Nortel Networks                                      2,500,000          252,500
                                                                              1,508,453
        Communication Services 9.6%
        KPNQwest *                                             850,000           54,294
        Mannesmann (EUR) *                                     400,000           96,726
        MCI WorldCom *                                       7,500,000          397,734
        NEXTLINK Communications *                              750,000           62,273
        PanAmSat *                                           1,000,000           59,219
        PSINet *                                             1,750,000          108,226
        Vodafone AirTouch ADR                                8,000,000          396,000
                                                                              1,174,472
        Total Communications                                                  2,682,925

        HARDWARE 14.1%

        Peripherals 2.0%
        Electronics for Imaging *                            2,000,000          117,250
        EMC *                                                1,150,000          125,638
                                                                                242,888
        Systems 5.0%
        Dell Computer *                                      6,500,000          331,297
        Sun Microsystems *                                   3,750,000          290,273
                                                                                621,570
        Contract Manufacturing 7.1%
        Flextronics International *                          2,000,000           92,063
        Sanmina *                                            1,200,000          119,550
        SCI Systems *+                                       4,000,000          328,750
        Solectron *                                          3,500,000          332,937
                                                                                873,300
        Total Hardware                                                        1,737,758

        SOFTWARE 25.8%

        Enterprise Software 15.8%
        BMC Software *                                       3,250,000          259,695
        Computer Associates                                  2,000,000          139,875
        Microsoft *                                          4,000,000          466,875
        Novell *                                            10,000,000          399,063

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
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                                                        Shares            Value
--------------------------------------------------------------------------------
                                                                   In thousands
    Oracle *                                          4,750,000  $      532,148
    VERITAS Software *                                1,000,000         143,094
                                                                      1,940,750
    Consumer and Multi Media Software 4.3%
    Electronic Arts *                                 2,000,000         168,125
    Intuit *                                          6,000,000         359,437
                                                                        527,562
    Technical Software 5.7%
    Avant *                                           1,500,000          22,547
    Parametric Technology *+                         15,000,000         405,469
    Synopsys *+                                       4,000,000         266,375
                                                                        694,391
    Total Software                                                    3,162,703
    Total Miscellaneous Common Stocks 2.7%                              332,372
    Total Common Stocks (Cost $6,975,236)                            11,891,049
    SHORT-TERM INVESTMENTS 3.6%
    Money Market Funds 3.6%
    Government Reserve Investment Fund, 4.80% #+    445,882,495         445,882
    Total Short-Term Investments (Cost $445,882)                        445,882

Total Investments in Securities
100.5% of Net Assets (Cost $7,421,118)                          $    12,336,931

Other Assets Less Liabilities                                           (66,299)

NET ASSETS                                                      $    12,270,632
                                                                ---------------

  #  Seven-day yield
  +  Affiliated company
  *  Non-income producing
ADR  American Depository Receipt
EUR  Euro
JPY  Japanese yen


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
----------------------------------------------------------------------------------------
                                                                       December 31, 1999


-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------------------------
In thousands

        Assets

        Investments in securities, at value
          Affiliated companies (cost $1,109,697)                          $     1,534,156
          Other companies (cost $6,311,421)                                    10,802,775
          Total investments in securities                                      12,336,931
        Other assets                                                               31,317
        Total assets                                                           12,368,248


        Liabilities

        Total liabilities                                                          97,616

        NET ASSETS                                                        $    12,270,632

        Net Assets Consist of:
        Accumulated net realized gain/loss - net of distributions         $       618,822
        Net unrealized gain (loss)                                              4,915,813
        Paid-in-capital applicable to 192,587,653 shares of
        $0.01 par value capital stock outstanding;
        1,000,000,000 shares authorized                                         6,735,997

        NET ASSETS                                                        $    12,270,632

        NET ASSET VALUE PER SHARE                                         $         63.71

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------------

-----------------------
STATEMENT OF OPERATIONS
------------------------------------------------------------------------------------
In thousands

                                                                                Year
                                                                               Ended
                                                                            12/31/99
        Investment Income (Loss)

        Income
          Interest (including $30,645 from affiliated companies)        $     34,697
          Dividend                                                             8,544
          Total income                                                        43,241

        Expenses
          Investment management                                               47,361
          Shareholder servicing                                               12,440
          Prospectus and shareholder reports                                     631
          Registration                                                           615
          Custody and accounting                                                 289
          Legal and audit                                                         22
          Directors                                                               20
          Miscellaneous                                                           41
          Total expenses                                                      61,419
          Expenses paid indirectly                                               (42)
          Net expenses                                                        61,377
        Net investment income (loss)                                         (18,136)

        Realized and Unrealized Gain (Loss)

        Net realized gain (loss)
          Securities                                                       2,301,430
          Foreign currency transactions                                       (1,578)
          Net realized gain (loss)                                         2,299,852

        Change in net unrealized gain or loss
          Securities                                                       3,341,333
          Other assets and liabilities
          denominated in foreign currencies                                       (1)
          Change in net unrealized gain or loss                            3,341,332
        Net realized and unrealized gain (loss)                            5,641,184

        INCREASE (DECREASE) IN NET
        ASSETS FROM OPERATIONS                                        $  5,623,048
                                                                      ------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
-----------------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------
In thousands

                                                                     Year
                                                                    Ended
                                                                 12/31/99        12/31/98
        Increase (Decrease) in Net Assets

        Operations
          Net investment income (loss)                        $   (18,136)  $     (22,554)
          Net realized gain (loss)                              2,299,852         162,261
          Change in net unrealized gain or loss                 3,341,332       1,274,809
          Increase (decrease) in net assets from operations     5,623,048       1,414,516

        Distributions to shareholders
          Net realized gain                                    (1,713,649)       (119,458)

        Capital share transactions *
          Shares sold                                           3,840,762       1,287,933
          Distributions reinvested                              1,676,543         116,409
          Shares redeemed                                      (1,851,625)     (1,542,339)
          Increase (decrease) in net assets from capital
          share transactions                                    3,665,680        (137,997)

        Net Assets
        Increase (decrease) during period                     7,575,079       1,157,061
        Beginning of period                                   4,695,553       3,538,492

        End of period                                       $12,270,632   $   4,695,553
                                                            ---------------------------
        * Share information
          Shares sold                                              76,475          42,952
          Distributions reinvested                                 29,465           3,545
          Shares redeemed                                         (37,992)        (51,686)
          Increase (decrease) in shares outstanding                67,948          (5,189)


The accompanying notes are an integral part of these financial statements.

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T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                              December, 31, 1999

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Science and Technology Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on September 30, 1987.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Affiliated Companies As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases and sales of portfolio securities, other than short-term securities, aggregated $9,974,718,000 and $8,324,056,000, respectively, for the year ended December 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications were made during the year ended December 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.


     ---------------------------------------------------------------------------
     Undistributed net investment income                      $ 18,136,000
     Undistributed net realized gain                           (18,136,000)


     At December 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $7,421,118,000. Net unrealized gain aggregated $4,915,813,000 at period-end, of which $4,962,494,000 related to appreciated investments and $46,681,000 to depreciated investments.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $6,363,000 was payable at December 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.35% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At December 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $10,004,000 for the year ended December 31, 1999, of which $942,000 was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended December 31, 1999, totaled $30,645,000 and are reflected as interest income in the accompanying Statement of Operations.

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------


---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of T. Rowe Price Science & Technology Fund, Inc.

     In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Science & Technology Fund, Inc. (the "Fund") at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with custodians, provide a reasonable basis for the opinion expressed above.


     PricewaterhouseCoopers LLP


     Baltimore, Maryland
     January 20, 2000

T. ROWE PRICE SCIENCE & TECHNOLOGY FUND
--------------------------------------------------------------------------------
                                                               December 31, 1999


--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/99
--------------------------------------------------------------------------------

     We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

     The fund's distributions to shareholders included:

     .    $530,721,000 from short-term capital gains,

     . $1,182,928,000 from long-term capital gains, subject to the 20% rate gains category,

     For corporate shareholders, $1,093,000 of the fund's distributed income and short-term capital gains qualified for the dividends-received deduction.
--------------------------------------------------------------------------------

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


     INVESTMENT SERVICES AND INFORMATION


          KNOWLEDGEABLE SERVICE REPRESENTATIVES

          By Phone 1-800-225-5132 Available Monday through Friday from 8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

          In Person Available in T. Rowe Price Investor Centers.


          ACCOUNT SERVICES

          Checking Available on most fixed income funds ($500 minimum).

          Automatic Investing From your bank account or paycheck.

          Automatic Withdrawal Scheduled, automatic redemptions.

          Distribution Options Reinvest all, some, or none of your distributions.

          Automated 24-Hour Services Including Tele*Access(R) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


          BROKERAGE SERVICES*

          Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **


          INVESTMENT INFORMATION

          Combined Statement Overview of all your accounts with T. Rowe Price.

          Shareholder Reports Fund managers' reviews of their strategies and results.

          T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

          Performance Update Quarterly review of all T. Rowe Price fund results.

          Insights Educational reports on investment strategies and financial markets.

          Investment Guides Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.


           * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

          ** Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
---------------------------------------------------------------------------------------------------------------

STOCK FUNDS                           BOND FUNDS                               MONEY MARKET FUNDS+

Domestic                              Domestic Taxable                         Taxable
Blue Chip Growth                      Corporate Income                         Prime Reserve
Capital Appreciation                  GNMA                                     Summit Cash Reserves
Capital Opportunity                   High Yield                               U.S. Treasury Money
Diversified Small-Cap Growth          New Income
Dividend Growth                       Short-Term Bond                          Tax-Free
Equity Income                         Short-Term U.S. Government               California Tax-Free Money
Equity Index 500                      Spectrum Income                          New York Tax-Free Money
Extended Equity Market Index          Summit GNMA                              Summit Municipal
Financial Services                    Summit Limited-Term Bond                 Money Market
Growth & Income                       U.S. Treasury Intermediate               Tax-Exempt Money
Growth Stock                          U.S. Treasury Long-Term
Health Sciences                                                                BLENDED ASSET FUNDS
Media & Telecommunications            Domestic Tax-Free
Mid-Cap Growth                        California Tax-Free Bond                 Balanced
Mid-Cap Value                         Florida Intermediate Tax-Free            Personal Strategy Balanced
New America Growth                    Georgia Tax-Free Bond                    Personal Strategy Growth
New Era                               Maryland Short-Term                      Personal Strategy Income
New Horizons*                         Tax-Free Bond                            Tax-Efficient Balanced
Real Estate                           Maryland Tax-Free Bond
Science & Technology                  New Jersey Tax-Free Bond                 T. ROWE PRICE NO-LOAD
Small-Cap Stock                       New York Tax-Free Bond                   VARIABLE ANNUITY
Small-Cap Value                       Summit Municipal Income
Spectrum Growth                       Summit Municipal Intermediate            Equity Income Portfolio
Tax-Efficient Growth                  Tax-Free High Yield                      International Stock Portfolio
Total Equity Market Index             Tax-Free Income                          Limited-Term Bond Portfolio
Value                                 Tax-Free Intermediate Bond               Mid-Cap Growth Portfolio
                                      Tax-Free Short-Intermediate              New America Growth Portfolio
International/Global                  Virginia Short-Term                      Personal Strategy Balanced
Emerging Markets Stock                Tax-Free Bond                            Portfolio
European Stock                        Virginia Tax-Free Bond                   Prime Reserve Portfolio
Global Stock
International Discovery               International/Global
International Growth & Income         Emerging Markets Bond
International Stock                   Global Bond
Japan                                 International Bond
Latin America
New Asia
Spectrum International

*    Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY.
T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE ADVISORY SERVICES AND RETIREMENT RESOURCES
--------------------------------------------------------------------------------

     ADVISORY SERVICES,RETIREMENT RESOURCES


          T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.


          ADVISORY SERVICES

          T. Rowe Price Retirement Income ManagerSM helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

          T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

          RETIREMENT RESOURCES AT T. ROWE PRICE

          Traditional, Roth, and Rollover IRAs

          SEP-IRA and SIMPLE IRA
          Profit Sharing
          Money Purchase Pension
          "Paired" Plans (Money Purchase
            Pension and Profit Sharing Plans)
          401(k) and 403(b)
          457 Deferred Compensation

          Planning and Informational Guides
          Minimum Required Distributions Guide
          Retirement Planning Kit
          Retirees Financial Guide
          Tax Considerations for Investors

          Insights Reports
          The Challenge of Preparing for Retirement
          Financial Planning After Retirement
          The Roth IRA: A Review


          Software Packages
          T. Rowe Price Retirement Planning
            AnalyzerTM CD-ROM or diskette $19.95.
            To order, please call
            1-800-541-5760. Also available
            on the Internet for $9.95.
          T. Rowe Price Variable Annuity AnalyzerTM
            CD-ROM or diskette, free. To order,
            please call 1-800-469-5304.

          T. Rowe Price Immediate Variable
            Annuity (Income Account)

          Investment Kits
          We will be happy to send you one of our easy-to-follow investment kits when you are ready to invest in any T. Rowe Price retirement vehicle, including IRAs, quali-fied plans, small-business plans, or our no-load variable annuities.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.


Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


Invest With Confidence (R)


T. Rowe Price Investment Services, Inc., Distributor.